UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 23, 2016
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c). On February 23, 2016, Ms. Stacy Loretz-Congdon informed Core-Mark Holding Company (the “Company”) that she would be retiring from the Company on December 31, 2016 and that she would be stepping down as Senior Vice President and Chief Financial Officer of the Company as of May 1, 2016. Ms. Loretz-Congdon has served the Company as Senior Vice President and Chief Financial Officer since December 2006. The Company will be appointing Mr. Christopher M. Miller, age 55, as Senior Vice President and Chief Financial Officer to succeed Ms. Loretz-Congdon, effective as of May 1, 2016. Mr. Miller has served as the Company’s Vice President and Chief Accounting Officer since January 2007.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc., dated February 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: February 25, 2016	By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Sr. Vice President and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc., dated February 25, 2016